Dealcheck.com Inc.
History of the name changes since inception

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                                     DATE
                                     INCORPORATED/
       NAME  OF  THE  COMPANY        NAME  CHANGED      MAIN  ACTIVITY
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1    Kamlo Gold Mines Limited        April 9, 1973      Mining exploration
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2    NRT Research Technologies Inc.  October 29, 1985   Development of a
                                                        new technology in
                                                        marine propulsion
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3    NRT Industries Inc.             December 15,       Development of a
                                     1987               new technology in
                                                        marine propulsion
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4    CUDA Consolidated Inc.           March 4, 1991     Distribution and
                                                        manufacturing of
                                                        snack food
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5    Foodquest Corp.                 September 27,      Distribution and
                                     1994               manufacturing of
                                                        snack food
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6    Foodquest International Corp.   November 18,       Distribution and
                                     1994               manufacturing of
                                                        snack food
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7    Dealcheck.com Inc.              December 31,       Internet
                                     1998               development
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